UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section  13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):May 7, 2008

INTERSECTIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50580 (Commission File Number)	54-1956515 (IRS Employer Identification No.)

14901 Bogle Drive

Chantilly, Virginia 20151

(Address of Principal Executive Offices) (Zip Code)

(703)  488-6100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.               Results of Operations and Financial Condition

On May 7, 2008, Intersections Inc. issued a press release announcing its results for the quarter ended March 31, 2008, a copy of which is furnished hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(c)	Exhibits

Exhibit No.	Description
99.1	Press release dated May 7, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2008

INTERSECTIONS INC.
By:	/s/ Madalyn Behneman
	Name:	Madalyn Behneman
	Title:	Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 7, 2008